Subsequent Events	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

22. SUBSEQUENT EVENTS

As a result of the BCA, Legacy Oculis equity holders received consideration in the form of 3,793,995 earnout shares and 369,737 earnout options with an exercise price of CHF 0.01. The earnout consideration is subject to forfeiture in the event of a failure to achieve the price targets during the earnout period defined as follows: (i) 1,500,000, (ii) 1,500,000 and (iii) 1,000,000 earned based on the achievement of post acquisition-closing VWAP targets of Oculis of $15.00, $20.00 and $25.00, respectively, in each case, for any 20 trading days within any consecutive 30 trading day period during the earnout period. In February 2026, the third price target of $25.00 was met, resulting in 55,487 earnout options becoming exercisable and the immediate vesting of 948,549 earnout shares.